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   PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS -- FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED NOVEMBER 28, 2003 TO PROSPECTUS DATED APRIL 1, 2003

The following replaces the first and second paragraphs under "Portfolio Management" on page 33 of the Prospectus:

The management team leaders for the Bond Portfolio are Colin A. Robertson and Eric Misenheimer, each a Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003, and Mr. Misenheimer since September 2002. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios. From 1996 to 1999, he was with Mellon Financial Corporation where he was responsible for the management of securities lending cash collateral positions. Mr. Misenheimer joined Northern Trust in 1999. From 1998 to 1999, Mr. Misenheimer was with Stein Roe & Farnham where he had been a senior research analyst and assisted with portfolio management of various high yield bond portfolios. From 1993 to 1998, he was a research analyst with Falcon Asset Management.

The management team leaders for the Core Bond Portfolio and Intermediate Bond Portfolio are Colin A. Robertson and Maria Quintana, Vice President of Northern Trust. Both have had such responsibility since November 2003. Ms. Quintana joined Northern Trust in 1991 and, in addition to her role as a research analyst, has managed various fixed income portfolios.

The following replaces the fifth paragraph under "Portfolio Management" on page 33 of the Prospectus:

The management team leader for the U.S. Government Securities Portfolio is Deborah Boyer, Vice President of Northern Trust. Ms. Boyer has had such responsibility since November 2000. Ms. Boyer joined Northern Trust in 2000. From 1996 to 2000, she was a portfolio manager at
T. Rowe Price where she managed various fixed income portfolios. From 1989 to 1996, Ms. Boyer was with First Chicago NBD Corporation where she served as a government bond trader and managed a government bond portfolio.

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                                                       530045 NIF SPT FIX 11/03
[LOGO] NORTHERN
INSTITUTIONAL FUNDS/(R)/
Managed by
Northern Trust
                                         50 South LaSalle Street
                                         P.O. Box 75986
                                         Chicago, Illinois 60675-5986
                                         800/637-1380
                                         northerninstitutionalfunds.com